                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF
                           ALARMGUARD HOLDINGS, INC.

            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 15, 1999
                                       OF
                             T16 ACQUISITION CORP.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                            TYCO INTERNATIONAL LTD.
--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON FRIDAY, FEBRUARY 12, 1999, UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                             BY HAND OR
            BY MAIL:                   BY OVERNIGHT COURIER:                 BY FACSIMILE:
         40 Wall Street                    40 Wall Street                    (718) 234-5001
          46(th) Floor                      46(th) Floor              (For Eligible Iinstitutions
      New York, N.Y. 10005              New York, N.Y. 10005                     Only)
                                                                         CONFIRM BY TELEPHONE:
                                                                             (800) 937-5449

                            ------------------------

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders either if certificates representing Common Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Common Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Common Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

/ / CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution that Guaranteed Delivery: ______________________________ If Delivered by Book-Entry Transfer: _______________________________________
    Name of Tendering Institution: _____________________________________________
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

----------------------------------------------------------------------------------------------------
                                DESCRIPTION OF COMMON SHARES TENDERED
----------------------------------------------------------------------------------------------------
                                                                 CERTIFICATE(S) TENDERED
                                                         (ATTACH ADDITIONAL LISTS IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                                      TOTAL NUMBER
                                                                           OF
                                                                     COMMON SHARES
                                                                      REPRESENTED       NUMBER OF
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE          BY         COMMON SHARES
            (PLEASE FILL IN, IF BLANK)                NUMBER(S)*     CERTIFICATE(S)     TENDERED**
-----------------------------------------------------------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------
                                                     Total Common
                                                        Shares
----------------------------------------------------------------------------------------------------

*   Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Common Shares represented by any certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

    The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Shares tendered hereby. The certificates and number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to T16 Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly-owned subsidiary of Tyco International Ltd., a Bermuda company ("Tyco"), the above-described shares of common stock, par value $.0001 per share, including the associated preferred stock purchase rights (the "Common Shares"), of Alarmguard Holdings, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Common Shares at a price of $9.25 per Common Share, net to the tendering stockholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 15, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Tyco or to one or more affiliates of Tyco, the right to purchase Common Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of and payment for the Common Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Common Shares that are being tendered hereby (and any and all other Common Shares or other securities or rights issued or issuable in respect thereof on or after January 15, 1999) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares (and any such other Common Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Common Shares (and any such other Common Shares or securities or rights), or transfer ownership of such Common Shares (and any such other Common Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Common Shares (and any such other Common Shares or securities or rights) for registration and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and any such other Common Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Mark H. Swartz and Mark A. Belnick and each of them or any other designee of Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Common Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all other Common Shares or securities or rights issued or issuable in respect thereof on or after January 15, 1999), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Common Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Common Shares (and any such other Common Shares or securities or rights) by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Common Shares (and any such other Common Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Common Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Common Shares, Purchaser or Purchaser's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Common Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby (and any and all other Common Shares or securities or rights issued or issuable in respect thereof on or after January 15, 1999), and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Common Shares or securities or rights).

    No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Common Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates representing Common Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Common Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates representing Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Common Shares Tendered" at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Common Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Common Shares by book entry transfer may request that any Common Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Common Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Common Shares so tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates representing Common Shares not tendered or not purchased and/or the check for the purchase price of Common Shares purchased are to be issued in the name of someone other than the undersigned, or if Common Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that account designated above.

Issue check and/or certificate(s) to:
Name: __________________________________________________________________________

                                 (Please Print)
Address: _______________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________

                               (Include Zip Code)
 _______________________________________________________________________________

                  (Tax Identification or Social Security No.)

Credit unpurchased Common Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
 _______________________________________________________________________________

                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates representing Common Shares not tendered or not purchased and/or the check for the purchase price of Common Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Shares Tendered."

Issue check and/or certificate(s) to:

Name: __________________________________________________________________________

                                 (Please Print)

Address: _______________________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________

                               (Include Zip Code)

                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE) Signature(s) of Holder(s) of Common Shares ___________________________
     ______________________________________________________________________
     ______________________________________________________________________
     Dated: ____________________________________ , 1999

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 5.)
     Name(s) ______________________________________________________________
     ______________________________________________________________________

                                 (Please Print)
     Capacity (full title) ________________________________________________
     Address ______________________________________________________________
     ______________________________________________________________________

                              (Including Zip Code)
     (Area Code and Telephone No.) ________________________________________
     (Tax Identification or Social Security No.) __________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Authorized Signature(s) ______________________________________________________

 Name _________________________________________________________________________
                                 (Please Print)

 Title ________________________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 Dated: ______________________________________________________________________,
 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) if such Common Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates representing Common Shares are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Common Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates representing all physically tendered Common Shares, or any book-entry confirmation of Common Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in connection with a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a stockholder's certificate(s) representing Common Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder's Common Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Common Shares, in proper form for transfer, or Book-Entry Confirmation of Common Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the Book-Entry Transfer Facility participant tendering the Common Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

    NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL COMMON SHARES WILL BE PURCHASED. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR COMMON SHARES FOR PAYMENT.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER COMMON SHARES BY BOOK-ENTRY TRANSFER). If fewer than all the Common Shares represented by any certificate submitted are to be tendered, fill in the number of Common Shares that are to be tendered in the box entitled "Number of Common Shares Tendered." In such case, new certificate(s) representing the remainder of the Common Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE COMMON SHARES LISTED AND TENDERED HEREBY, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED, UNLESS PAYMENT OR CERTIFICATES FOR COMMON SHARES NOT TENDERED OR ACCEPTED FOR PAYMENT ARE TO BE ISSUED TO A PERSON OTHER THAN THE REGISTERED HOLDER(S). SIGNATURES ON SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    IF THIS LETTER OF TRANSMITTAL OR ANY CERTIFICATES OR STOCK POWERS ARE SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON SHOULD SO INDICATE WHEN SIGNING, AND PROPER EVIDENCE SATISFACTORY TO PURCHASER OF SUCH PERSON'S AUTHORITY SO TO ACT MUST BE SUBMITTED.

    IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE REGISTERED HOLDER(S) OF THE COMMON SHARES TENDERED HEREBY, THE CERTIFICATES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE STOCK POWERS, IN EITHER CASE SIGNED EXACTLY AS THE NAME(S) OF THE REGISTERED HOLDER(S) APPEAR ON THE CERTIFICATES. SIGNATURES ON SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Common Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates representing Common Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Common Shares by book-entry transfer may request that Common Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Common Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Common Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion (subject to the provisions of the Merger Agreement referred to in the Offer to Purchase), in the case of any Common Shares tendered hereby.

    10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9, which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% Federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

    11. NON-UNITED STATES HOLDERS. Non-United States holders must submit a completed IRS Form W-8 to avoid backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

    IMPORTANT: This Letter of Transmittal (or a facsimile thereof), together with certificates representing Common Shares or confirmation of book-entry transfer and all other required documents, or the Notice of Guaranteed Delivery, must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder whose tendered Common Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such stockholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding.

    CERTAIN STOCKHOLDERS (INCLUDING, AMONG OTHERS, ALL CORPORATIONS AND CERTAIN NON-UNITED STATES INDIVIDUALS) ARE NOT SUBJECT TO BACKUP WITHHOLDING. IN ORDER FOR A FOREIGN INDIVIDUAL TO QUALIFY AS AN EXEMPT RECIPIENT, THAT STOCKHOLDER MUST SUBMIT TO THE DEPOSITARY A PROPERLY COMPLETED IRS FORM W-8, SIGNED UNDER PENALTIES OF PERJURY, ATTESTING TO THAT INDIVIDUAL'S EXEMPT STATUS. SUCH FORMS MAY BE OBTAINED FROM THE DEPOSITARY. EXEMPT STOCKHOLDERS, OTHER THAN NON-UNITED STATES INDIVIDUALS, SHOULD FURNISH THEIR TIN, WRITE "EXEMPT" ON THE FACE OF THE SUBSTITUTE FORM W-9 BELOW, AND SIGN, DATE AND RETURN THE SUBSTITUTE FORM W-9 TO THE DEPOSITARY. SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

    IF BACKUP WITHHOLDING APPLIES, THE DEPOSITARY IS REQUIRED TO WITHHOLD 31% OF ANY PAYMENTS MADE TO THE STOCKHOLDER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Common Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number, individual taxpayer identification number, or employer identification number of the record owner of the Common Shares. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX         SOCIAL SECURITY NUMBER
FORM W-9                        AT RIGHT AND CERTIFY BY SIGNING AND DATING    OR Employer identification number
                                BELOW                                           -----------------------------
                                                                               (If awaiting TIN write "Applied
                                                                                            For")

                                PART 2--For Payees exempt from backup withholding,
                                see the enclosed Guidelines for Certification of
                                Taxpayer Identification Number (TIN) on Substitute
                                Form W-9 and complete as instructed therein.
                                CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
DEPARTMENT OF THE TREASURY
                                (1)  The number shown on this form is my correct Taxpayer Identification
INTERNAL REVENUE SERVICE        Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a
                                     Taxpayer Identification Number to the appropriate Internal Revenue
                                     Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60)
                                     days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)     (2)  I am not subject to backup withholding because (a) I am exempt from
AND CERTIFICATION               backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9).

                                NAME:
                                                                 (PLEASE PRINT)

                                ADDRESS:
                                                                 (PLEASE PRINT)

                                SIGNATURE ---------------------------------------------  DATE ------------, 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                           445 Park Avenue, 5th Floor
                               New York, NY 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000
                     Banks and Brokerage Firms please call:
                                 (800) 662-5200